Schedule II - Intercompany (Detail)	12 Months Ended
Dec. 31, 2024
American Integrity Insurance Group, LLC [Member]
Intercompany [Line Items]
Intercompany
2.	Intercompany
Intercompany Note Receivable
At December 31, 2024 and December 31, 2023, AIIG had an intercompany receivable from its wholly-owned subsidiaries of $28,173 and $22,821, respectively. This balance consists of notes receivable from AIIC as well as intercompany receivable balances from AIIC and AICS which arose in the normal course of business.
Deferred Revenue
As part of the management agreement between AIIG and AIIC, AIIG performs various corporate services on behalf of AIIC, for which AIIC is charged a management fee. AIIC defers a portion of this management fee expense and as a result, AIIG defers the same portion of management fee revenue. This balance was $8,376 at December 31, 2024 and $6,676 at December 31, 2023.